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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 8, 2005


                              TORCH OFFSHORE, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                               000-32855                                 74-2982117
------------------------------------    -----------------------------------    -----------------------------------------
  (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)


       401 WHITNEY AVENUE, SUITE 400 GRETNA, LOUISIANA                                  70056-2596
---------------------------------------------------------------    -----------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                     (ZIP CODE)


                                 (504) 367-7030
          ------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Departure of Directors

         Effective June 8, 2005, Ken Wallace and Andrew L. Michel resigned from the board of directors of Torch Offshore, Inc.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TORCH OFFSHORE, INC.


DATE: June 14, 2005                   By:  /s/ Robert E. Fulton
                                         ---------------------------------------
                                         Robert E. Fulton
                                         Chief Financial Officer